UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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CORELOGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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CORELOGIC ANNOUNCES NOTICE OF CHANGE IN FORMAT OF THE

NOVEMBER 17, 2020 SPECIAL MEETING FROM AN IN-PERSON MEETING TO A VIRTUAL-ONLY MEETING

Urges Stockholders to Vote WHITE Proxy Card AGAINST Senator/Cannae Proposals

IRVINE, Calif.— November 6, 2020 — CoreLogic® (NYSE: CLGX), a leading global property information, analytics and data-enabled solutions provider, today announced that the format of the upcoming November 17, 2020 Special Meeting of Stockholders (the “Special Meeting”) has changed.

Due to the public health impact of the COVID-19 pandemic, including recent increases in infection rates, and to support the health and well-being of our employees, stockholders, and the community, CoreLogic hereby gives notice of its decision to change the format of the Special Meeting from an in-person meeting to a virtual-only meeting.

The Company will hold the Special Meeting in this virtual-only format as scheduled on Tuesday, November 17, 2020 at 8:00 a.m., Pacific Standard Time. The items of business are the same as those set forth in the Notice of Special Meeting and Proxy Statement dated September 22, 2020.

Stockholders as of the close of business on September 18, 2020 (the “Record Date”) or their legal proxy holders are entitled to participate and vote at the Special Meeting.

Whether or not stockholders plan to participate in the Special Meeting remotely, we urge them to vote in advance of the Special Meeting by internet, by telephone or by submitting a WHITE proxy card as promptly as possible. Any stockholder who has previously signed a gold proxy card sent to them by Senator or Cannae may revoke their earlier proxy and may vote by proxy AGAINST all of the proposals by signing, dating and returning the WHITE proxy card in the postage-paid envelope previously provided, by voting over the internet using the internet address on the WHITE proxy card or by voting by telephone using the toll-free number on the WHITE proxy card.

Stockholders must register in advance to participate in the Special Meeting remotely. Requests for registration to participate in the Special Meeting remotely must be received no later than 8:00 a.m., Pacific Standard Time, on November 16, 2020. Stockholders may make such requests to register by following the instructions below. Once admitted to the Special Meeting, stockholders may submit questions, vote their shares and view a list of stockholders by following the instructions available on the meeting website. A representative of Senator and Cannae will be provided an opportunity to make a statement at the meeting if they so desire.

Registering to Participate in the Special Meeting Remotely as a Stockholder of Record

Stockholders of record as of the Record Date may register to participate in the Special Meeting remotely by emailing CLGXRegister@Proxy-Agent.com and attaching proof of ownership as of the Record Date – for example a copy of their proxy card or another statement – showing their share ownership. After registering, stockholders will receive a confirmation email prior to the Special Meeting with a link and instructions for entering the virtual Special Meeting. Requests to register to participate in the Special Meeting remotely must be received no later than 8:00 a.m., Pacific Standard Time, on November 16, 2020.

Registering to Participate in the Special Meeting Remotely as a Beneficial Owner

Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the Special Meeting remotely by emailing CLGXRegister@Proxy-Agent.com and attaching proof of beneficial ownership as of the Record Date – for example a copy of their voting instruction form or a brokerage statement – showing their share ownership. After registering and upon verification of ownership, stockholders will receive a confirmation email prior to the Special Meeting with a link and instructions for entering the virtual Special Meeting. Registration to participate in the Special Meeting remotely must be received no later than 8:00 a.m., Pacific Standard Time, on November 16, 2020.

Voting at the Special Meeting Remotely as a Stockholder of Record

Record holders as of the Record Date who have registered to participate in the virtual Special Meeting remotely may click on the Stockholder Ballot link on the virtual Special Meeting site, complete the electronic ballot, and click ‘Submit’ to have it sent directly to the Inspector of Election before the polls are closed at the virtual Special Meeting.

Stockholders of record are reminded that they can vote their shares prior to the virtual Special Meeting over the internet using the website indicated on the WHITE proxy card, by telephone using the toll-free number on the WHITE proxy card or by signing, dating and returning the WHITE proxy card in the postage-paid envelope previously provided (or in another envelope to the address listed on the proxy card).

Voting at the Special Meeting Remotely as a Beneficial Owner

Beneficial owners who hold shares through a broker, bank or other nominee and intend to vote at the virtual Special Meeting must present a legal proxy, issued in their name from their broker, bank or other nominee, in order for their vote to be effective. This legal proxy must be saved as a PDF or image file format and attached with their electronic ballot, using the ‘Choose File’ button on the ballot, during the virtual Special Meeting.

Beneficial owners who have registered to participate in the virtual Special Meeting remotely and intend to vote at the virtual Special Meeting may click on the Stockholder Ballot link on the virtual Special Meeting site, complete the electronic ballot, attach their legal proxy using the ‘Choose File’ button on the ballot, and click ‘Submit’ to have it sent directly to the Inspector of Election before the polls are closed at the virtual Special Meeting. The voting instruction form received by stockholders in connection with the Special Meeting is not a legal proxy.

Beneficial owners are reminded that they can instruct their brokers, banks or other nominees to vote their shares prior to the virtual Special Meeting by following the directions on the WHITE voting instruction form to provide their instructions over the internet, by telephone or by signing, dating and returning the WHITE voting instruction form in the postage-paid envelope previously provided.

Participating in the Virtual Special Meeting

After registering to participate in the virtual Special Meeting remotely, stockholders will receive an email prior to the meeting with a link and instructions for entering the virtual Special Meeting. Questions submitted during the Special Meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the Special Meeting will be included in the Rules of Conduct document that will be available on the virtual Special Meeting site during the live webcast of the Special Meeting.

The virtual meeting site is supported on internet browsers and devices (e.g., desktops, laptops, tablets and smart phones) running the most updated version of applicable software and plugins. Each participant should ensure strong WiFi or other internet connection, allow plenty of time to log in and ensure that he or she can hear streaming audio prior to the start of the Special Meeting.

CoreLogic’s Board unanimously recommends that all stockholders of CoreLogic vote today AGAINST all of the proposals on the WHITE proxy card. To ensure that each stockholder’s shares are represented at the Special Meeting, we ask that each stockholder please vote by proxy by internet, telephone or by submitting their WHITE proxy card as promptly as possible. The WHITE proxy card included with the proxy materials previously distributed will not be updated to reflect the change in format and may continue to be used to vote shares in connection with the Special Meeting.

Whether or not a stockholder plans to attend the Special Meeting, we urge each stockholder to vote by proxy by internet, telephone or by submitting the WHITE proxy card as promptly as possible.

CoreLogic’s Board of Directors recommends that stockholders vote AGAINST all of Senator/Cannae’s proposals using the WHITE proxy card

Stockholders with questions about how to vote their shares may call the firm assisting CoreLogic with the solicitation:

Innisfree M&A Incorporated

Toll-free at (877) 750-9498 (from the U.S. and Canada)

or

+1 (412) 232-3651 (from other locations)

About CoreLogic

CoreLogic (NYSE: CLGX), the leading provider of property insights and solutions, promotes a healthy housing market and thriving communities. Through its enhanced property data solutions, services and technologies, CoreLogic enables real estate professionals, financial institutions, insurance carriers, government agencies and other housing market participants to help millions of people find, buy and protect their homes. For more information, please visit www.corelogic.com.

CORELOGIC and the CoreLogic logo are trademarks of CoreLogic, Inc. and/or its subsidiaries. All other trademarks are the property of their respective owners.

Safe Harbor/Forward Looking Statements

Certain statements made in this press release are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to expected financial results and the near and long term consequences of the unsolicited proposal we received from Senator Investment Group LP (“Senator”) and Cannae Holdings, Inc. (“Cannae”) on June 26, 2020, as revised on September 14, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the Securities and Exchange Commission. These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on our ability to repurchase our shares; changes in prices at which we are able to repurchase our shares; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; uncertainties regarding the outcome of any discussions with third parties indicating an interest in acquiring CoreLogic; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; and impairments in our goodwill or other intangible assets. CoreLogic can offer no assurances that it will enter any transaction in the future or, if entered into, what the terms of any such transaction would be. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Contacts

Investors:

Dan Smith

703-610-5410

danlsmith@corelogic.com

Media:

Sard Verbinnen & Co.

George Sard/Jim Barron/Robin Weinberg

CoreLogic-SVC@SARDVERB.com